Exhibit 10.1
                               AMENDMENT AGREEMENT


          This AMENDMENT AGREEMENT is made as of March 31, 1998 (this "Amendment Agreement") by and among GEOWASTE INCORPORATED (the "Parent"), a Delaware corporation, its Subsidiaries listed on SCHEDULE 1 hereto (the Parent and such Subsidiaries herein collectively referred to as the "Borrowers" and, individually, as a "Borrower") and BANKBOSTON, N.A. (the "Lender"), a national banking association, amending or modifying (i) the Revolving Credit Agreement dated as of October 9, 1997 (as amended and in effect from time to time, the "Credit Agreement"), among the Parent, its Subsidiaries (as defined therein) and the Lender, (ii) the Security Agreement dated as of October 9, 1997 (the "Security Agreement"), among the Parent, its Subsidiaries (as defined therein) and the Lender and (iii) the Pledge Agreement dated as of October 9, 1997 (the "Pledge Agreement") among the Parent, GeoWaste Acquisition Corp. and the Lender.

          WHEREAS, GeoWaste Transfer, Inc. (the "New Borrower") is a newly created Subsidiary of the Parent;

          WHEREAS, it is a condition precedent to the Lender continuing to extend credit to the Borrowers under the Credit Agreement that the New Borrower become a party to the Credit Agreement, the Security Agreement and other Loan Documents;

          WHEREAS, the New Borrower desires to become a Borrower under the Credit Agreement and grant to the Lender security interests in favor of the Lender as set forth in the Security Agreement;

          WHEREAS, the parties hereto desire that the Total Commitment under the Credit Agreement shall increase by $1,000,000 to $6,000,000.

          WHEREAS, the parties hereto have agreed to modify certain terms and conditions of the Credit Agreement, as specifically set forth in this Amendment Agreement;

          NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers and the Lender hereby agree as follows:

          Section 1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein have the meanings given to such terms in the Credit Agreement.

          Section 2. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

          Section 2.1. AMENDMENT TO SCHEDULE 1 OF THE CREDIT AGREEMENT. SCHEDULE 1 of the Credit Agreement is hereby amended by deleting SCHEDULE 1 in its entirety and replacing it with the SCHEDULE 1 attached hereto, adding the New Borrower as a Subsidiary of the Parent. And, the New Borrower hereby agrees to be bound by the terms of the Credit Agreement as if an original signatory.

          Section 2.2. AMENDMENT TO SS.2.1 OF THE CREDIT AGREEMENT. ss.2.1 of the Credit Agreement is hereby amended by deleting the amount "$5,000,000" and substituting in lieu thereof the amount "$6,000,000".

          Section 3. AMENDMENT TO THE SECURITY AGREEMENT. The Security Agreement is amended by including the New Borrower as a Borrower under the Security Agreement, thereby granting to the Lender, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledging and assigning to the Lender all of the Collateral (as defined in the Security Agreement) of the New Borrower, and becoming legally bound to each of the terms and provisions of the Security Agreement as if an original signatory.

          Section 4. JOINDER TO THE PLEDGE AGREEMENT. The New Borrower hereby joins the Pledge Agreement for the sole purpose of consenting to being bound by the provisions of ss.ss.4, 6 and 7 thereof and to cooperate fully and in good faith with the Parent and the Lender in carrying out such provisions as if an original signatory.

          Section 5. CONDITIONS TO EFFECTIVENESS. This Amendment Agreement shall be effective as of the date hereof, subject to the satisfaction of each of the following conditions precedent:

          (a) This Amendment Agreement shall have been duly executed and delivered by each of the Borrowers and the Lender;

          (b) The Lender shall have received an amended and restated Revolving Credit Note, duly and properly authorized, executed and delivered by the Borrowers in favor of the Lender, in form and substance satisfactory to the Lender;

          (c) The Lender shall have received a perfection certificate, duly and properly authorized, executed and delivered by the New Borrower, in form and substance satisfactory to the Lender;

          (d) The Lender shall have received UCC-1 financing statements, to be filed in appropriate jurisdictions, duly and properly authorized, executed and delivered by the New Borrower, in form and substance satisfactory to the Lender.

          (e) The Security Documents and this Amendment Agreement shall be effective to create in favor of the Lender a legal, valid and enforceable first security interest in and lien upon the Collateral of the New Borrower, subject only to Permitted Liens. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Lender to protect and preserve such security interests shall have been duly effected. The Lender shall have received evidence thereof in form and substance satisfactory to the Lender.

          (f) The Lender shall have received stock certificates, with stock powers endorsed in blank thereto, representing all of the shares of capital stock of the New Borrower, in form and substance satisfactory to the Lender;

          (g) The Lender shall have received the Articles of Incorporation of the New Borrower, certified of recent date by the Secretary of State of the State of Delaware;

          (h) The Lender shall have received the Certificate of the New Borrower's Foreign Qualification of recent date for the State of New York;

          (i) The Lender shall have received a copy, certified by a duly authorized officer of the New Borrower to be true and complete, of its by-laws as in effect on such date;

          (j) The Lender shall have received authorizing resolutions and incumbency certificates from each of the Borrowers, authorizing such company's execution and delivery of, and the performance of its obligations under this Amendment Agreement, certified by the Secretary of such company; and

          (k) The Lender shall have received a favorable legal opinion, dated as of the date hereof, addressed to the Lender from counsel to the Borrowers, in form and substance satisfactory to the Lender.

          Section 6. REPRESENTATIONS AND WARRANTIES; NO DEFAULT; AUTHORIZATION. The Borrowers hereby represent and warrant to the Lender as follows:

          (a) Each of the representations and warranties of each of the Borrowers contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement, the other Loan Documents or this Amendment Agreement was true as of the date as of which it was made, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment Agreement; and

          (b) This Amendment Agreement has been duly authorized, executed and delivered by each of the Borrowers to the Lender and shall be in force and effect upon the satisfaction of the conditions set forth in ss.3 hereof, and the agreements of the Borrowers in the Credit Agreement, as amended, or in the other Loan Documents, as amended, respectively constitute the legal, valid and binding obligations of each of the Borrowers, enforceable against each of the Borrowers in accordance with their respective terms.

          Section 7. RATIFICATION, ETC. Except as otherwise expressly set forth herein, all terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect. Without limiting the generality of the foregoing, each of the Borrowers expressly affirms all of its obligations under each of the Loan Documents to which it is a party, including, without limitation, the Credit Agreement, as amended hereby, and confirms that its obligations thereunder are secured under and in accordance with the Security Documents. Nothing herein shall be construed to be an Amendment Agreement or a waiver of any requirements of the Credit Agreement or of any of the other Loan Documents except as expressly set forth herein.

          Section 8.COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts, which together shall constitute one instrument.

          Section 9. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL BE A CONTRACT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF SAID COMMONWEALTH, WITHOUT REFERENCE TO CONFLICTS OF LAW, AND IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT.

          Section 10. EFFECTIVE DATE. Subject to the satisfaction of the conditions precedent set forth in ss.5 hereof, this Amendment Agreement shall be deemed to be effective as of the date hereof, PROVIDED, HOWEVER, the amendment set forth in ss.2.2 hereof shall be effective as of June 1, 1998.


          IN WITNESS WHEREOF, the undersigned have duly executed this Amendment Agreement as a sealed instrument as of the date first set forth above.

                              THE BORROWERS:

                              GEOWASTE INCORPORATED

                              By: /S/ AMY C. MACF. BURBOTT
                                  -------------------------------
                                  Title: President

                              GEOWASTE ACQUISITION CORP.

                              By: /S/ AMY C. MACF. BURBOTT
                                  --------------------------------
                                  Title: President

                              GEOWASTE OF FL, INC.

                              By: /S/ AMY C. MACF. BURBOTT
                                  --------------------------------
                                  Title: President


                              GEOWASTE OF GA, INC.

                              By: /S/ AMY C. MACF. BURBOTT
                                  --------------------------------
                                  Title: President


                              GEOWASTE TRANSFER, INC.

                              By: /S/ AMY C. MACF. BURBOTT
                                  --------------------------------
                                  Title: President


                              LOW BROOK DEVELOPMENT, INC.

                              By: /S/ AMY C. MACF. BURBOTT
                                  --------------------------------
                                  Title: President


                              NORTH FLORIDA SWEEPING, INC.

                              By: /S/ AMY C. MACF. BURBOTT
                                  --------------------------------
                                  Title: President


                              SPECTRUM GROUP, INC.

                               By: /S/ AMY C. MACF. BURBOTT
                                   --------------------------------
                                   Title: President

                               THE LENDER:

                               BANKBOSTON, N.A.,

                               By: /S/ LINDSAY W. MCSWEENEY
                                   --------------------------------
                                   Title: Vice President

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                               ITEM 1, SCHEDULE 1
                           SUBSIDIARIES OF THE PARENT

                                                                 STATE AND DATE
                                                                      OF                 QUALIFIED                         SHARES
   NAME AND ADDRESS                          EIN #               INCORPORATION              IN            SUBSIDIAIRES     ISSUED
--------------------                         -----               --------------          --------         ------------     -------
GeoWaste of FL, Inc.                       59-3444607             DE - 2/6/97            Florida              None          100
2005 County Road 210, West
Jacksonville, FL 32259

Low Brook Development, Inc.                06-1377362             DE - 12/7/92               NA                None         1000
[f/k/a GeoWaste of PA,Inc.]
Suite 700
100 West Bay Street
Jacksonville, FL 32202

Spectrum Group, Inc.                       59-1843470             FL - 8/25/78               NA                None         100
[f/k/a Spectrum
Entertainment Group, Inc.;
All American Recycling, Inc.;
Ocala Recycling Center, Inc.]
[d/b/a United Sanitation]
511 South Pine Avenue
Ocala, FL 34480

GeoWaste Acquisition Corp.                 36-6966582              DE - 7/1/91            Georgia            GeoWaste of    100
[f/k/a Utah Acquisition                                                                                        GA, Inc.
Subsidiary, Inc.]
Suite 700
100 West Bay Street
Jacksonville, FL 32202

GeoWaste of GA, Inc.                       58-1731687             GA - 5/28/85            Florida               NA          100
[f/k/a Big Bin Services, Inc.]
1101 Hawkins Street
Valdosta, GA 32610
[d/b/a Pecan Row Landfill]
2995 Wetherington Lane
Valdosta, GA 32601
[d/b/a St. Augustine Transfer]
501 Riberia
St. Augustine, FL 32084

GeoWaste Transfer, Inc.                    13-3984787             DE - 1/13/98            Florida               NA           100
Suite 700                                                                                  New York
100 West Bay Street
Jacksonville, FL 32202
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